UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

      The following Unaudited Pro Forma Combined Financial Statements of Electronic Sensor Technology, LP ("EST") and Bluestone Ventures, Inc. ("Bluestone") give effect to the merger between EST and Bluestone under the purchase method of accounting prescribed by Financial Accounting Standards Board 141, Business Combinations. The acquisition of Bluestone by EST has been accounted for as a reverse acquisition under the purchase method for business combinations. The combination of the two companies is recorded as a recapitalization of Bluestone pursuant to which EST is treated as the continuing entity. These pro forma combined financial statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Combined Financial Statements do not purport to represent what the results of operations or financial position of EST would actually have been if the merger had in fact occurred on January 1, 2004, nor do they purport to project the results of operations or financial position of EST for any future period or as of any date, respectively.

      These Unaudited Pro Forma Combined Financial Statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between EST and Bluestone.

      The financial statements of Bluestone for the year ended December 31, 2004, are derived from audited financial statements and are included in the Form 10-K as filed by Bluestone on April 15, 2005, with the Securities and Exchange Commission.

      You should read the financial information in this section along with Bluestone's Financial Statements and accompanying notes in prior Securities and Exchange Commission filings.

Electronic Sensor Technology, Inc.
Unaudited Pro Forma Combined Balance Sheet
December 31, 2004

                                                                                       Pro forma adjustments
                                                Electronic Sensor   Bluestone      --------------------------------
                                                  Technology, LP  Ventures, Inc.         DR                CR         Pro forma
                                                  ------------    -------------    --------------   ---------------  -----------
                                                   (Unaudited)    (Unaudited)                                        (Unaudited)
CURRENT ASSETS:
     Cash                                         $     26,205    $         225         3,985,000 (4)                $ 4,011,430
     Accounts receivable                                30,687               --                                           30,687
     Prepaid expenses                                   14,257               --                                           14,257
     Deferred transaction costs                                          21,398                            21,398(1)          --
     Inventories                                       480,648               --                                          480,648
                                                  ------------    -------------                                      -----------
        TOTAL CURRENT ASSETS                           551,797           21,623                                        4,537,022

PROPERTY AND EQUIPMENT                                  51,199               --                                           51,199

SECURITY DEPOSITS                                       12,957               --                                           12,957
                                                  ------------    -------------                                      -----------

                                                  $    615,953    $      21,623                                      $ 4,601,178
                                                  ============    =============                                      ===========

CURRENT LIABILITIES:
     Line of credit                               $  1,969,137    $          --                                      $ 1,969,137
     Accounts payable and accrued expenses             212,802           47,898                                          260,700
     Note payable-- related parties                  1,272,000               --         1,272,000 (2)                         --
     Due to related party                               60,000           14,815                                           74,815
     Partners' loans payable                         1,308,630               --         1,198,630 (2)                    110,000
     Interest payable                                  333,455               --           313,112 (2)                     20,343
     Accrued compensation due to partners'             934,957               --           934,957 (3)                         --
     Other current liabilities                          35,665               --                                           35,665
                                                  ------------    -------------                                      -----------
        TOTAL CURRENT LIABILITIES                    6,126,646           62,713                                        2,470,660
                                                  ------------    -------------                                      -----------

                                                                             --                                               --

                                                                             --                                               --

PARTNERS' / STOCKHOLDERS' DEFICIT (EQUITY):
     Preferred stock, $.001 par value 50,000,000
        shares authorized non issued and
        outstanding                                         --               --                                               --
     Common stock, $.001 par value, 200,000,000             --           81,279            54,279 (6)       2,784(2)      53,969
        shares authorized, 81,127,147 issued
        and outstanding,                                                                                    3,985(4)
        and 53,968,643 issued and outstanding
       -- pro forma                                                                                        20,200(5)
     Additional paid-in capital                             --           61,071            21,398 (1)     934,957(3)   7,587,242
                                                                                           20,200 (5)   2,780,958(2)

                                                                                                        3,981,015(4)
                                                                                                           54,279(6)
                                                                                          237,440 (7)
                                                                                                           54,000(8)
     Donated Capital                                        --           54,000            54,000 (8)                         --
     Accumulated deficit                            (5,510,693)        (237,440)                          237,440(7)  (5,510,693)
                                                  ------------    -------------                                      -----------
        TOTAL STOCKHOLDERS' DEFICIT (EQUITY)        (5,510,693)         (41,090)                                       2,130,518
                                                  ------------    -------------                                      -----------

                                                   $   615,953    $      21,623                                      $ 4,601,178
                                                  ============    =============                                      ===========

See Note 2 of Pro Forma Combined Financial Statements regarding footnotes.

Electronic Sensor Technology, Inc.
Unaudited Pro Forma Combined Statements of Operations
December 31, 2004

                                                                                       Pro forma adjustments
                                                Electronic Sensor   Bluestone      --------------------------------
                                                  Technology, LP  Ventures, Inc.         DR                CR         Pro forma
                                                  ------------    -------------    --------------   ---------------  -----------
                                                   (Unaudited)    (Unaudited)                                        (Unaudited)
REVENUES                                          $  1,268,416    $          --                                      $ 1,268,416
COST OF SALES                                        1,039,280               --                                        1,039,280
                                                  ------------    -------------                                      -----------
GROSS PROFIT                                           229,136               --                                          229,136

COSTS AND EXPENSES:
    Compensation                                        81,734               --                                           81,734
    Selling                                            161,546               --                                          161,546
    General and administrative                         282,305           88,877                           72,901(8)      298,281
                                                  ------------    -------------                                      -----------
        Total Expense                                  549,033           88,877                                          565,009

LOSS FROM OPERATIONS                                  (296,449)         (88,877)                                        (312,425)

OTHER INCOME AND EXPENSE
    Other income                                        57,076               --                                           57,076
    Gain (loss) on sale of property and equipment       (7,710)              --                                           (7,710)
    Gain on settlement of debt                              --           16,317                            16,317(8)          --
    Interest expense                                  (164,133)              --                                         (164,133)
                                                  ------------    -------------                                      -----------
        TOTAL OTHER INCOME AND EXPENSE                (114,767)          16,317                                         (114,767)

NET LOSS                                          $   (411,216)   $     (72,560)                                     $  (427,192)
                                                  ============    =============                                      ===========

LOSS PER SHARE-- BASIC AND DILUTED                $         --    $       (0.00)                                     $     (0.01)
                                                  ============    =============                                      ===========

WEIGHTED AVERAGE NUMBER OF SHARES
    USED IN CALCULATION OF BASIC AND
    DILUTED LOSS PER SHARE                                  --       53,968,643                                       53,968,643
                                                  ============    =============                                      ===========

See Note 2 of Pro Forma Combined Financial Statements regarding footnotes.

Electronic Sensor Technology, Inc.
Unaudited Pro Forma Combined Statements of Operations
December 31, 2003

                                                                                       Pro forma adjustments
                                                Electronic Sensor   Bluestone      --------------------------------
                                                  Technology, LP  Ventures, Inc.         DR                CR         Pro forma
                                                  ------------    -------------    --------------   ---------------  -----------
                                                   (Unaudited)    (Unaudited)                                        (Unaudited)
REVENUES                                          $  1,242,296    $          --                                      $ 1,242,296
COST OF SALES                                        1,143,350               --                                        1,143,350
                                                  ------------    -------------                                      -----------
GROSS PROFIT                                            98,946               --                                           98,946

COSTS AND EXPENSES:
     Compensation                                       80,601               --                                           80,601
     Selling                                           114,124               --                                          114,124
     General and administrative                        219,646           63,277                            61,722(8)     221,201
                                                  ------------    -------------                                      -----------
          Total Expense                                414,371           63,277                                          415,926

LOSS FROM OPERATIONS                                  (315,425)         (63,277)                                        (316,980)

OTHER INCOME AND EXPENSE
     Other income                                          264               --                                              264
     Gain (loss) on sale of property and equipment       1,182               --                                            1,182
     Interest expense                                  (80,418)              --                                          (80,418)
                                                  ------------    -------------                                      -----------
          TOTAL OTHER INCOME AND EXPENSE               (78,972)              --                                          (78,972)

NET LOSS                                          $   (394,397)   $     (63,277)                                     $  (395,952)
                                                  ============    =============                                      ===========

LOSS PER SHARE-- BASIC AND DILUTED                $         --    $       (0.00)                                     $     (0.01)
                                                  ============    =============                                      ===========

WEIGHTED AVERAGE NUMBER OF SHARES
     USED IN CALCULATION OF BASIC AND
     DILUTED LOSS PER SHARE                                 --       53,968,643                                       53,968,643
                                                  ============    =============                                      ===========

See Note 2 of Pro Forma Combined Financial Statements regarding footnotes.

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
                Notes to Pro Forma Combined Financial Statements
                                  (Unaudited)

NOTE 1 - BASIS OF PRESENTATION

The accompanying pro forma condensed combined financial statements present the combined financial position and results of operations of Electronic Sensor Technology, LP, a California limited partnership ("EST"), and Bluestone Ventures, Inc., a Nevada corporation (now known as Electronic Sensor Technology, Inc.) ("Bluestone").

NOTE 2 - PRO FORMA ENTRIES

The pro forma condensed combined financial statements give effect to the following adjustments:

      (1) To record deferred transaction costs against additional paid-in capital.

      (2) To record conversion of EST debt into Bluestone common shares and warrants to purchase Bluestone shares.

      (3) To record contribution of accrued compensation as additional paid-in capital.

      (4) To record 3,985,000 Bluestone common shares sold for $3,985,000 in private placement financing on February 1, 2005.

      (5) To record issuance of 20,200,000 Bluestone common shares in connection with acquisition of all limited partnership interests of ELP.

      (6) To record cancellation of 54,279,147 Bluestone common shares held by directors.

      (7)   To record reverse acquisition of Bluestone by EST.

      (8) To eliminate Bluestone activity except for expenses associated with being a publicly-traded corporation.